                                                                     EXHIBIT 4-U

                               TRUSERV CORPORATION

                                  $105,000,000

               AMENDED AND RESTATED SENIOR SECURED NOTES DUE 2008

                                   ----------

                             SECOND AMENDMENT TO THE

                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

                          DATED AS OF DECEMBER 30, 2002

TRUSERV CORPORATION
8600 West Bryn Mawr Avenue
Chicago, Illinois 60631

                                                               December 30, 2002

To Each of the Purchasers
Listed in the Attached Schedule 1
(each, a "PURCHASER")

Ladies and Gentlemen:

          Re: SECOND AMENDMENT TO THE AMENDED AND RESTATED NOTE PURCHASE
              AGREEMENTS (the "SECOND AMENDMENT")

      The undersigned, TruServ Corporation, a Delaware corporation formerly known as Cotter & Company (herein called the "COMPANY"), hereby agrees and acknowledges that:

      A. The Company and each of you are parties (the "PURCHASERS") to separate Note Purchase Agreement each dated as of September 10, 1998, as each were amended by Amendment No. 1 to Note Purchase Agreements dated as of April 1, 1999, and as each were further amended and restated by the Amended and Restated Note Purchase Agreements each dated as of April 14, 2000, as each were amended by the Amendment to the Amended and Restated Note Purchase Agreements each dated as of April 11, 2002 (collectively, the "ORIGINAL NPAs" and individually each an "ORIGINAL NPA").

      B. Pursuant to the Original NPAs, the Company issued and sold to each of you $105,000,000 aggregate principal amount of its 6.85% Senior Notes due 2008 (the "NOTES").

      C. Each of you and the Company desire to amend the Original NPAs as hereinafter set forth (the Original NPAs as amended by this Second Amendment is referred to herein collectively as the "NPAs" and individually as an "NPA"). Reference is made to the Original NPA for definitions of capitalized terms used herein and not otherwise defined herein.

      Pursuant to the request of the Company and in accordance with the provisions of Section 15 of the Original NPAs, the parties hereto consent to the amendment of the Original NPAs and agree as follows:

      SECTION 1. Amendment. From and after the date this Second Amendment becomes effective in accordance with its terms, each Original NPA shall be amended as follows:

      1.1 Paragraph 5J Real Estate Documents of the Original NPAs is amended by replacing the last paragraph therein in clause (b) with the following new paragraph:

            Additionally, in the case of any real property leased by the Company or any Guarantor, the Company shall use its best efforts to, or shall cause such Guarantor to use its best efforts to, provide a consent, in form and substance satisfactory to the Collateral Agent, from the owner and each mortgagee of such property (a) consenting to the Mortgage in favor of the Collateral Agent with respect to such property and (b) waiving any landlord's Lien in respect of personal property kept at the premises subject to such lease; provided, however, consents in connection with the Designated Sale-Leaseback Transactions shall not be required.

      1.2 Paragraph 5O(3) of the Original NPAs is amended by replacing the first sentence with the following:

      For so long as the Intercreditor Agreement is in effect, amounts required to be prepaid under this paragraph 5O shall be paid (subject to the true-up provisions set forth therein), shared and distributed in accordance with the Intercreditor Agreement and, to the extent provided for in the Intercreditor Agreement, the Company's obligation to pay any Make-Whole Amount may be paid prior to the Final True-Up Date (as defined in the Intercreditor Agreement) by the issuance of Make-Whole Notes.

      1.3 Paragraph 6A(1) Liens of the Original NPAs is amended by replacing clauses (x) and (xi) therein with the following:

            (x) (i) Liens in favor of the Collateral Agent, provided that the Intercreditor Agreement shall be in full force and effect and (ii) such Liens on the Special Company Account solely to the extent such Liens secure amounts due and owing Bank of America, N.A. for its services rendered solely in connection with routine administration of such account, provided that the Security Agreement and the Intercreditor Agreement shall both be in full force and effect;

            (xi) any interest or title of a lessor in property subject to any lease other than (i) subject to clause (vii) above, a Capitalized Lease Obligation, (ii) a lease entered into as part of a sale and leaseback transaction (other than the Designated Sale-Leaseback Transaction; provided, that such interest or title attaches only to the property being leased in connection therewith) or (iii) except as permitted by clause
      (xv) below, a Synthetic Lease;

      1.4 Paragraph 6A(3) Sale of Assets of the Original NPAs is amended in its entirety to read as follows:

      6A(3)(i). SALE OF ASSETS. Sell, lease, assign, transfer or otherwise dispose of value in the Company or any Subsidiary to any Person (other than the Company or a Subsidiary) of any assets of the Company or any Subsidiary (an "Asset Sale") (it being understood that an Asset Sale shall include (A) the sale and/or issuance of stock of any Subsidiary to Persons other than the Company or any wholly-owned Subsidiary and (B) any dilution of ownership arising from a merger or consolidation of Subsidiaries as permitted by paragraph 6A(3)(ii)), other than in the ordinary course of business, unless the Net Cash Proceeds of all such assets sold, leased or otherwise disposed of outside of the ordinary course of business during the most recent 36-month rolling period when added together, without duplication, with any assets then proposed to be sold outside of the ordinary course of business, do not exceed $10,000,000. Excluded from the foregoing limitation are the disposition of assets the proceeds of which are, within 180 days of such disposition, either (i) reinvested in property or assets for use in the existing business of the Company and its Subsidiaries or paid to the Collateral Agent to be distributed in accordance with the Intercreditor Agreement, or (ii) applied on a pro rata basis to prepay Senior Funded Debt, including, without limitation, the Notes pursuant to paragraph 4B hereof, including the Make-Whole Amount provided for in said paragraph 4B. Notwithstanding the foregoing, TruServ Canada Cooperative Inc. may issue and sell shares of its stock in the ordinary course of business consistent with its practices as of April 13,1992. Notwithstanding the foregoing, an Asset Sale shall not include
      (i) the sale, lease, assignment, transfer or other disposition of value (each a "DISPOSITION") of inventory in the ordinary course of business,
      (ii) the Disposition of inventory or receivables to a Guarantor or to the Company, (iii) leases or subleases entered into in the ordinary course of business, (iv) the licensing of intellectual property by the Company or any Subsidiary in the ordinary course of business (so long as such licensing does not prevent the Company or such Subsidiary from using intellectual property material to the business of the Company or such Subsidiary) , (v) any sublease of, or assignment by the Company of its interest as lessee in, properties sold pursuant to a Designated Sale-Leaseback Transaction provided that any such sublease or assignment shall be on an arm's length basis, reasonable and normal commercial terms, and no less frequent than quarterly payment of rent or (vi) the Disposition of other assets having a value not exceeding $250,000 in the aggregate in any fiscal year.

      1.5 Paragraph 6B(h) Restricted Investments of the Original NPAs is amended by replacing the clause with the following:

      (h) (i) maintain the Special Company Account; provided that as of the close of business on any day on which the Total Outstandings (as defined in the BA Credit

      Agreement) are greater than zero or during the existence of an Event of Default after the commencement of an Enforcement (as defined in the Intercreditor Agreement), the amount maintained in the Special Company Account shall not be greater than zero; and (ii) maintain other deposit accounts with financial institutions in the ordinary course of business; provided that the amount maintained in deposit accounts with financial institutions other than the Lenders (as defined in the BA Credit Agreement) shall not exceed (x) in the case of any one such account, $200,000 for more than three consecutive Business Days; and (y) in the case of all such accounts in the aggregate, $600,000 for more than two consecutive Business Days;

      1.6 Paragraph 6H Fixed Charge Coverage Ratio of the Original NPAs is amended in its entirety to read as follows:

            6H. FIXED CHARGE COVERAGE RATIO. The Company shall not permit the Fixed Charge Coverage Ratio as of the end of any fiscal period set forth below to be less than the applicable ratio set forth below for such period:

                 Fiscal Period(s) ending on or about                     Ratio
                 -----------------------------------                    --------
                 four quarters ending December 2002                     0.70:1.0
                 four quarters ending March 2003                        0.70:1.0
                 four quarters ending June 2003                         0.65:1.0
                 four quarters ending September 2003                    0.65:1.0
                 four quarters ending December 2003                     0.90:1.0
                 four quarters ending March 2004                        0.90:1.0
                 four quarters ending June 2004                         0.90:1.0
                 each four quarter period thereafter                    0.90:1.0

      1.7 Paragraph 6I Minimum EBITDA of the Original NPAs is amended in its entirety to read as follows:

            6I. MINIMUM ADJUSTED EBITDA. The Company shall not permit the sum of Adjusted EBITDA as of the end of any fiscal period set forth below to be less than the respective amount set forth below:

                 Fiscal Period(s) ending on or about                   Amount
                 -----------------------------------                ------------
                 twelve months ended 12/31/02                       $100,000,000
                 twelve months ended 1/31/03                        $ 95,000,000
                 twelve months ended 2/28/03                        $ 95,000,000
                 twelve months ended 3/31/03                        $ 90,000,000
                 twelve months ended 4/30/03                        $ 90,000,000
                 twelve months ended 5/31/03                        $ 85,000,000
                 twelve months ended 6/30/03                        $ 80,000,000
                 twelve months ended 7/31/03                        $ 75,000,000
                 twelve months ended 8/31/03                        $ 70,000,000
                 twelve months ended 9/30/03                        $ 70,000,000
                 twelve months ended 10/31/03                       $ 70,000,000
                 twelve months ended 11/30/03                       $ 70,000,000
                 twelve months ended 12/31/03                       $ 70,000,000
                 twelve months ended 1/31/04                        $ 70,000,000
                 twelve months ended 2/29/04                        $ 70,000,000
                 twelve months ended 3/31/04                        $ 70,000,000
                 twelve months ended 4/30/04                        $ 70,000,000
                 twelve months ended 5/31/04                        $ 70,000,000
                 twelve months ended 6/30/04                        $ 70,000,000
                 and the twelve month period ended on the
                 last day of each month thereafter                  $ 70,000,000

      1.8 Paragraph 6L Minimum Gross Sales of the Original NPAs is amended in its entirety to read as follows:

            6L. MINIMUM GROSS SALES. The Company shall not permit the Gross Sales as of the end of any fiscal period set forth below to be less than the applicable amount set forth below:

                 Fiscal Period(s) ending on or about                  Amount
                 -----------------------------------              --------------
                 twelve months ended 12/31/02                     $1,975,000,000
                 twelve months ended 1/31/03                      $1,820,000,000
                 twelve months ended 2/28/03                      $1,780,000,000
                 twelve months ended 3/31/03                      $1,740,000,000
                 twelve months ended 4/30/03                      $1,725,000,000
                 twelve months ended 5/31/03                      $1,740,000,000
                 twelve months ended 6/30/03                      $1,720,000,000
                 twelve months ended 7/31/03                      $1,715,000,000
                 twelve months ended 8/31/03                      $1,710,000,000
                 twelve months ended 9/30/03                      $1,700,000,000
                 twelve months ended 10/31/03                     $1,715,000,000
                 twelve months ended 11/30/03                     $1,695,000,000
                 twelve months ended 12/31/03                     $1,700,000,000
                 twelve months ended 1/31/04                      $1,700,000,000
                 twelve months ended 2/29/04                      $1,695,000,000
                 twelve months ended 3/31/04                      $1,690,000,000
                 twelve months ended 4/30/04                      $1,690,000,000
                 twelve months ended 5/31/04                      $1,680,000,000
                 twelve months ended 6/30/04                      $1,670,000,000
                 and the twelve month period ended on the
                 last day of each month thereafter                $1,670,000,000

      1.9 Paragraph 6M Minimum Interest Coverage Ratio of the Original NPAs is amended in its entirety to read as follows:

            6M. MINIMUM INTEREST COVERAGE RATIO. The Company shall not permit the Interest Coverage Ratio as of the end of any fiscal period set forth below to be less than the applicable ratio set forth below:

                          Fiscal Period(s)                                Ratio
                 ---------------------------------------------          --------
                 four quarters ending December 2002                     1.75:1.0
                 four quarters ending March 2003                        1.75:1.0
                 four quarters ending June 2003                         2.00:1.0
                 four quarters ending September 2003                    2.00:1.0
                 four quarters ending December 2003                     3.00:1.0
                 four quarters ending March 2004                        3.00:1.0
                 four quarters ending June 2004                         3.00:1.0
                 and the four quarter period ended on the last
                 day of each month thereafter                           3.00:1.0

      1.10 Paragraph 6N Maximum Capital Expenditures of the Original NPAs is amended by adding the following proviso at the end thereof:

            ; provided that the aggregate amount of Capital Expenditures made during any fiscal year ending after December 31, 2002 may be increased by an amount equal to the lesser of (x) $2,000,000 and (y) the excess of the maximum amount of Capital Expenditures permitted to be made in the prior fiscal year over the actual amount of Capital Expenditures made during such prior fiscal year. Such increased permitted Capital Expenditures may be made in any fiscal quarter or fiscal quarters of such fiscal year.

      1.11 Paragraph 6O Adjustments to Financial Covenants of the Original NPAs is amended in its entirety to read as follows:

            6O. ADJUSTMENTS TO FINANCIAL COVENANTS. The financial covenants contained herein may be adjusted upon the mutual agreement of the Company and the Purchasers to reflect Asset Sales not contemplated in the Business Plan, including but not limited to sale-leaseback transactions; provided, however, that if the parties cannot reach agreement within sixty days of the commencement of their negotiations, such covenant shall remain unchanged. If the sale-leaseback of the regional distribution center located at 333 Harvey Road, Manchester, New Hampshire (the "Manchester RDC") does not occur by February 15, 2003, the Company shall cause the financial covenant levels set forth in paragraph 6 to be amended to reflect the exclusion of the Manchester RDC sale-leaseback from the Business Plan in a manner satisfactory to the Majority Holders in their sole discretion, and such financial covenant levels will be established in a manner reasonably satisfactory to the Majority Holders on the basis of the same methodologies used in preparing the covenant levels incorporated in the Second Amendment.

      1.12 Paragraph 7A(xix) Acceleration of the Original NPAs is amended by replacing the clause with the following:

      (xix) the Company shall, on any date, not have in effect the BA Credit Agreements providing for a revolving loan facility to the Company with a commitment in the amount of at least $200,000,000 as such amount may be reduced by the application of Interim Proceeds as provided in the Intercreditor Agreement and as such amount may be voluntarily reduced by the Company in accordance with the BA Credit Agreements so long as voluntary reductions of the revolving loan facility do not exceed $50,000,000 in the aggregate; provided, that the commitment reductions provided for by Section 2.4.2(a) of the Credit Agreement shall be deemed voluntary reductions for purposes of this Paragraph 7A(xix); or

      1.13 Paragraph 10A Defined Terms of the Original NPAs is amended to delete to amend and restate the following defined terms or, if such definitions are not in the Original NPA, to add such defined terms, in the appropriate alphabetical order:

            "ADJUSTED CASH FLOW" shall mean, with respect to any period, Consolidated Net Earnings for such period less (a) the sum of (i) to extent not already deducted in the calculation of Consolidated Net Earnings, gains from Asset Sales realized during such period, (ii) Capital Expenditures during such period, (iii) amortization of all Indebtedness (including amortization of Indebtedness from payments of Excess Cash Flow but excluding amortization of Indebtedness from the proceeds of Asset Sales) for such period, (iv) patronage dividends accrued in the current fiscal year to be paid in the following fiscal year, (v) any increase in restricted cash during such period, (vi) for the period ended December 31, 2002, $7,500,000 and (vii) Restructuring Charges taken during such period; plus (b) the sum of (i) to the extent deducted in the calculation of Consolidated Net Earnings, losses from Asset Sales realized during such period, (ii) depreciation and amortization expense for such period,

      (iii) non-cash income tax expense for such period and (iv) any decrease in restricted cash during such period.

            "BUSINESS PLAN" shall mean the business plan of the Company, which was delivered by the Company to the Purchasers on December 18, 2002; provided, with respect to Paragraph 5A(xiii) and financial reports relating to the periods prior to 2003, the Business Plan shall mean the Business Plan of the Company dated March 20, 2002, which was delivered by the Company to the Purchasers.

            "DESIGNATED SALE-LEASEBACK TRANSACTION" means the sale by the Company of the regional distribution centers listed on Schedule 6A(3)(i)(v) and the concurrent lease, as lessee, of such properties by the Company and/or one or more Subsidiaries pursuant to documentation substantially in the form previously delivered to the Purchasers.

            "INTERCREDITOR AGREEMENT" shall mean the First Amended and Restated Intercreditor Agreement dated as of April 11, 2002 among Bank of America, N.A. as agent under the BA Credit Agreements, the Collateral Agent, the Purchasers, The Prudential Insurance Company of America and various other parties in the form of Exhibit G, as amended as of December 30, 2002 in the form attached as Exhibit G-1, as amended from time to time in accordance with its terms.

            "MANCHESTER RDC" shall have the meaning set forth in Paragraph 6O.

            "PRUDENTIAL AGREEMENT" shall mean, collectively, (i) Amended and Restated Private Shelf Agreement dated as of November 13, 1997, as amended by letter agreements dated September 9, 1998, May 12, 1999, April 14, 2000, and April 11, 2002 between the Company and The Prudential Insurance Company of America ("Prudential") and each affiliate of Prudential which is bound thereby pursuant to the terms thereof, and (ii) the Note Agreement dated as of April 13, 1992, as amended through the date hereof, between Cotter & Company, the predecessor to the Company, and Prudential, each as amended from time to time.

            "SECOND AMENDMENT" shall mean the Second Amendment to the Amended and Restated Senior Note Purchase Agreement dated as of December 30, 2002 between the Company and the Purchasers who are signatories thereto.

            "SECURITY AGREEMENT" shall mean the Security Agreement among the Company, various Subsidiaries and the Collateral Agent, dated April 14, 2000 and as amended by a First Amendment to the Security Agreement dated as of April 11, 2002, in the form of Exhibit I, and a Second Amendment to the Security Agreement as of December 30, 2002 in the form of Exhibit I-1, as amended from time to time in accordance with its terms and the terms of the Intercreditor Agreement.

            "SPECIAL COMPANY ACCOUNT" shall have the meaning given in the Security Agreement.

      1.14 Amendment to Exhibits. Exhibit G--the Intercreditor Agreement to the Original NPA is supplemented with Exhibit G-1--the First Amendment to the Intercreditor Agreement attached to this Second Amendment. Exhibit I--the Security Agreement to the Original NPA is supplemented with Exhibit G-1--the December 2002 Amendment to the Security Agreement attached to this Second Amendment.

      1.15 Amendment to Schedules. Schedule 1--Purchasers is deleted in its entirety and replaced with Schedule 1--Purchasers attached to this Second Amendment. The Original NPAs are further amended by the supplement of Schedule 6A(3)(i)(v)--Scheduled RDC Sales attached to this Second Amendment.

      1.16 The Schedules and Exhibits attached hereto shall be deemed to amend the previous schedules or exhibits and any new schedules or exhibits attached hereto shall be an integral part of the Original NPAs.

      SECTION 2. Representations and Warranties. The Company represents, covenants and warrants to each of the Purchasers that, after giving effect hereto as though all conditions of effectiveness have been met, (a) each representation and warranty set forth below is true and correct as of the date of execution and delivery of this Second Amendment by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), subject to in the case of the representations and warranties contained in Paragraph 2D below to the matters disclosed in that Consent to Waiver dated August 26, 2002 executed by the Required Holders, (b) no Event of Default or Default exists, and (c) no fee has been paid or is payable to the Lenders or the Agent (each as defined under the Intercreditor Agreement) in connection with the execution and effectiveness of the First Amendment to the BA Credit Agreements:

      2A. ORGANIZATION; QUALIFICATIONS; CORPORATE POWER. The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware, each Subsidiary is duly organized and existing in good standing under the laws of the jurisdiction in which it is formed and the Company and each of its Subsidiaries is duly qualified as a foreign corporation or entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions in which the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has and each Subsidiary has the power to own their respective properties and to carry on their respective businesses as now being conducted. No Subsidiary has outstanding any shares of stock of a class which has priority over any other class as to dividends or in liquidation (except as otherwise disclosed on Schedule 2A). Each of the Company and each Subsidiary has the power and authority to execute and deliver this Agreement, the Other Agreements, the Guaranty, the Collateral Documents, the Notes and all other Note Documents to which it is a party and to perform the provisions hereof and thereof.

      2B. AUTHORIZATION, ETC. This Agreement, the Other Agreements, the Guaranty, the Collateral Documents, the Notes and all other Note Documents have been duly authorized by all necessary action on the part of the Company and each Subsidiary party thereto and this Agreement, the Other Agreements, the Guaranty, the Collateral Documents and all other Note Documents constitute, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company and each Subsidiary party thereto enforceable against the Company and each such Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      2C. LEGAL RESTRICTIONS; SUBSIDIARIES. (a) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 2C and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

      (b) Except as otherwise provided in paragraph 5K of the Original NPAs (after giving effect to the Second Amendment), the Subsidiaries that are parties to the Guaranty and the Security Agreement constitute all of the Subsidiaries of the Company. Except as otherwise provided in paragraph 5K of the Original NPAs (after giving effect to the Second Amendment), the Company has pledged, pursuant to the Pledge Agreement, all of the capital stock of each Subsidiary.

      2D. FINANCIAL STATEMENTS.

            (a) The Company has furnished you and each Other Purchaser of any Note with the following financial statements, identified by a Senior Financial Officer of the Company: (i) a consolidated balance sheet of the Company and its Subsidiaries as at fiscal year end in each of the three fiscal years of the Company most recently completed prior to the date as of which this representation is made or repeated to such Purchaser (other than fiscal years completed within 90 days prior to such date for which audited financial statements have not been released) and consolidated statements of operations and cash flows and a consolidated statement of capital stock and retained earnings of the Company and its

      Subsidiaries for each such year, all reported on by Ernst & Young (or any independent public accounting firm of recognized national standing) and
      (ii) a consolidated balance sheet of the Company and its Subsidiaries as at the end of the quarterly period (if any) most recently completed prior to such date and after the end of such fiscal year (other than quarterly periods completed within 60 days prior to such date for which financial statements have not been released) and the comparable quarterly period in the preceding fiscal year and consolidated statements of operations and cash flows and a consolidated statement of capital stock and retained earnings for the periods from the beginning of the fiscal years in which such quarterly periods are included to the end of such quarterly periods, prepared by the Company. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject as to interim statements to changes resulting from audits and year-end adjustments), have been prepared in accordance with GAAP consistently followed throughout the periods involved and show all liabilities, direct and contingent, of the Company and its Subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the condition of the Company and its Subsidiaries as at the dates thereof, and the statements of operations, capital stock and retained earnings and cash flows fairly present the results of the operations of the Company and its Subsidiaries and their cash flows for the periods indicated.

            (b) There has been no material adverse change in the business, operations, condition (financial or otherwise), assets, properties or prospects of the Company and its Subsidiaries taken as a whole since the end of the most recent fiscal year for which such audited financial statements have been furnished other than as has been previously disclosed by the Company to the Purchasers for any changes through December 30, 2002. The Company is not aware of any facts that (individually or in the aggregate) would result in any material change in the Business Plan. The Business Plan was prepared on the basis of assumptions (all of which were made by the Company in good faith), and reflect the reasonable estimates of the Company of the financial condition, results of operations and other information projected therein.

      2E. ACTIONS PENDING. Except as described in reasonable detail on Schedule 2E, there is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any properties or rights of the Company or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body which could be reasonably expected to have a Material Adverse Effect.

      2F. OUTSTANDING DEBT. Neither the Company nor any of its Subsidiaries has outstanding any Debt except as permitted by paragraph 6A(2) of the Original NPAs (after giving effect to the Second Amendment). There exists no default under the provisions of any instrument (as defined in the UCC) or agreement evidencing Debt of the Company or any of its Subsidiaries in an amount greater than $250,000 or of any agreement relating thereto (it being understood that the representation and warranty in this sentence is made after giving effect to the April 2002 Modification and the amendments prior thereto).

      2G. TITLE TO PROPERTIES. The Company has and each of its Subsidiaries has good, marketable and indefeasible title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets, including the properties and assets reflected in the most recent audited balance sheet referred to in paragraph 2D of this Second Amendment (other than properties and assets disposed of (x) in the ordinary course of business, (y) in connection with the sale of the Brookings regional distribution center, or (z) pursuant to the Designated Sale-Leaseback Transaction), subject to no Lien of any kind except Liens permitted by paragraph 6A(1) of the Original NPAs. All leases necessary in any material respect for the conduct of the respective businesses of the Company and its Subsidiaries are valid and subsisting and are in full force and effect. The security interests granted under the Security Agreement by the Company and its Subsidiaries (the "Security Interests") are granted as security only and shall not subject the Collateral Agent or any holder of the Notes to, or transfer or in any way affect or modify, any obligation or liability of the Company or any other Debtor (as defined in the Security Agreement) with respect to any of the Collateral (as defined in the Security Agreement) or any transaction in connection therewith. The Security Interests constitute valid security interests under the Uniform Commercial Code as in effect from time to time in the State of Illinois ("UCC") securing the Liabilities (as defined in the Security Agreement). The Security Interests constitute perfected security interests in the Collateral (as defined in the Security Agreement) (except inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other liens, claims and rights of others therein except for Permitted Liens (as defined in the Security Agreement).

      2H. TAXES. The Company has and each of its Subsidiaries has filed all federal, state and other tax returns which are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such unfiled returns and unpaid taxes (i) as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP or (ii) the non-filing or non-payment of which (a) could not be reasonably expected to have a Material Adverse Effect and (b) does not result in the creation of any Lien other than Liens permitted by paragraph 6A(l)(i) of the Original NPAs.

      2I. CONFLICTING AGREEMENTS AND OTHER MATTERS. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which could have a Material Adverse Effect. Neither the execution nor delivery of this Agreement, the Other Agreements, the Guaranty, the Collateral Documents, the Notes or any of the other Note Documents, nor the offering, issuance and sale of the Notes, nor fulfillment of nor compliance with the terms and provisions hereof and thereof and of the Notes will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien (other than the Liens created by the Collateral Documents) upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, the charter or by-laws of the Company or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject. Neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by the Notes except as set forth in the agreements listed in Schedule 2I attached hereto (as such Schedule 2I may have been modified from time to time by written supplements thereto delivered by the Company and accepted in writing by the Required Holders).

      2J. ERISA. No contribution required to have been made to any Plan by the Company or any Subsidiary under the provisions of the Plan or ERISA remains unpaid and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan (other than a Multiemployer Plan). No liability to the PBGC has been or is expected by the Company or any ERISA Affiliate to be incurred with respect to any Plan (other than a Multiemployer Plan) by the Company, any Subsidiary or any ERISA Affiliate which has caused or could cause a Material Adverse Effect. None of the Company, any Subsidiary or any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which has caused or could cause a Material Adverse Effect.

      2K. GOVERNMENTAL CONSENT. Neither the nature of the Company or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Notes is such as to require any authorization, consent, approval, exemption or any action by or notice to or filing with any court or administrative or governmental body (other than routine filings after the Effective Date for any Notes with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement, the offering, issuance, sale or delivery of the Notes or fulfillment of or compliance with the terms and provisions hereof or of the Notes.

      2L. ENVIRONMENTAL COMPLIANCE. The Company and its Subsidiaries and all of their respective properties and facilities have complied at all times and in all respects with all Environmental Laws, except, in any such case, where failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

      2M. SECTION 144A. The Notes are not of the same class as securities, if any, of the Company listed on a national securities exchange registered under
Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

      2N. STATUS UNDER CERTAIN STATUTES. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

      2O. PRIORITY OF NOTES; BENEFITED OBLIGATIONS. The Notes constitute "Superior Indebtedness" as such term is defined in the Company's Promissory (subordinated) Notes, the form of which is attached to the April 2002 Modification as Exhibit A and the Subordinated Debt is subordinated to the Indebtedness owing from time to time by the Company to the holders of the Notes in connection with this Agreement.

      2P. LICENSES, PERMITS, ETC.

      Except as disclosed in Schedule 2P,

            (i) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others; .

            (ii) to the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

            (iii) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

      SECTION 3. Effectiveness. The amendments described in Section 1 above shall become effective as of the date upon which each Purchaser has received the following (the "Second Amendment Effective Date"):

            (a) To the extent due and payable, payment of all costs and expenses of such Purchaser (including the reasonable fees and disbursements of legal counsel (Bell, Boyd & Lloyd LLC) to the Purchasers) in connection with this Second Amendment and all prior negotiations and documentation;

            (b) A copy of this Second Amendment duly executed by each party hereto;

            (c) A copy of each of the amendments to the BA Credit Agreements, the Prudential Agreement, the "Operative Documents" (each as defined in the Intercreditor Agreement) and the Security Agreement, each certified as being in full force and effect and each being in form and substance reasonably satisfactory to the Purchasers and all ancillary documents in connection therewith, including the Confirmation (as attached to the First Amendment to the BA Credit Agreements);

            (d) A copy of the First Amendment to the Intercreditor Agreement duly executed by all the parties thereto and in form and substance satisfactory to the Purchasers;

            (e) A copy of those certain leases, deeds and a Closing Agreement, dated as of December 30, 2002, duly executed by TruServ and Bolt (DE) Limited Partnership and all ancillary documents in connection therewith, including such evidence as reasonably satisfactory to the Purchasers to substantiate the execution and completion of the Designated Sale-Leaseback Transaction;

            (f) Such other documents or certificates as any Purchaser may reasonably request; and

            (g) Evidence reasonably satisfactory to the Purchasers that all corporate and other proceedings shall have occurred.

      SECTION 4. Further Assurances. Upon the request of the Purchasers, the Company agrees to provide or cause its Subsidiaries to provide to the Purchasers such additional amendments, consents, reaffirmations and ancillary documentation as necessary or advisable, in the sole reasonable discretion of the Majority Holders, to ensure that the Collateral Documents (as defined in the Intercreditor Agreement) are in full force and effect in all respects.

      SECTION 5. Reference to and Effect on Original NPAs. Upon the effectiveness of this Second Amendment as set forth in Section 3 above, each reference to the Original NPAs (also referenced in certain other Financing Agreements as the Senior Note Agreements or the Private Placement Agreements) in any other document, instrument or agreement shall mean and be a reference to such agreement as modified by this Second Amendment. Except as specifically set forth in and in conformity with Section 1 above, each Original NPA shall remain in full force and effect and each is hereby ratified and confirmed in all respects.

      SECTION 6. Waiver. Nothing contained herein shall be construed as a waiver of or consent to any violation of the Original NPAs or any Default or Event of Default under the Original NPAs.

      SECTION 7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW IN SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

      SECTION 8. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND EACH HOLDER OF NOTES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE ORIGINAL NPAs, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      SECTION 9. Counterparts; Section Titles. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. The section titles contained in this Second Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      SECTION 10. Consents and Waiver. Notwithstanding any provision in the Original NPAs to the contrary, the Purchasers consent to (a) the amendments to the Financing Agreements set forth as Exhibits G-1 and I-1 to the Original NPAs and Exhibits A, B and C hereto (b) the consummation of the Designated Sale-Leaseback Transaction and (c) the release of collateral by the Collateral Agent to the extent subject to the Designated Sale-Leaseback Transaction. Notwithstanding any provision in the Original NPAs to the contrary, the Purchasers hereby confirm that the Make-Whole Amount (as defined in the Intercreditor Agreement) due with respect to the Designated Sale-Leaseback Transaction shall be the Make-Whole Original Amount (as defined in the Intercreditor Agreement) and the Purchasers hereby waive any rights to any Make-Whole Delta Obligations (as defined in the Intercreditor Agreement) in connection with prepayments required in connection with the Designated Sale-Leaseback Transaction.

                         [SIGNATURES ON FOLLOWING PAGE]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

ALLSTATE INSURANCE COMPANY

By: /s/ ROBERT BODETT
    ---------------------------------
    Name: Robert Bodett
    Title: Senior Portfolio Manager

By: /s/ RONALD MENDEL
    ---------------------------------
    Name: Ronald Mendel
    Title: Managing Director


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

ALLSTATE LIFE INSURANCE COMPANY

By: /s/ ROBERT BODETT
    ---------------------------------
    Name: Robert Bodett
    Title: Senior Portfolio Manager

By: /s/ RONALD MENDEL
    ---------------------------------
    Name: Ronald Mendel
    Title: Managing Director


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

KEYPORT LIFE INSURANCE COMPANY
BY COLUMBIA MANAGEMENT GROUP AS AGENT

By: /s/ RICHARD A HEGWOOD
    ---------------------------------
    Name: Richard A. Hegwood
    Title: Senior Vice President


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

THRIVENT FINANCIAL FOR LUTHERANS F/K/A AID ASSOCIATION FOR
LUTHERANS

By: /s/ GLEN VANIC
    ---------------------------------
    Name: Glen Vanic
    Title: Portfolio Manager


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

NATIONWIDE LIFE INSURANCE COMPANY

By: /s/ MARK W POEPPELMAN
    ---------------------------------
    Name: Mark W. Poeppelman
    Title: Vice President


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

FEDERATED LIFE INSURANCE COMPANY

By: /s/ MARK A. HOOD
    ---------------------------------
    Name: Mark A. Hood
    Title: Vice President


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

FEDERATED MUTUAL INSURANCE COMPANY

By: /s/ MARK A. HOOD
    ---------------------------------
    Name: Mark A. Hood
    Title: Vice President


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

MODERN WOODMEN OF AMERICA

By: /s/ NICK S. COIN
    ---------------------------------------
    Name: Nick S. Coin
    Title: Treasurer and Investment Manager


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

AMERITAS LIFE INSURANCE CORP.
BY AMERITAS INVESTMENT ADVISORS, INC. AS AGENT

By: /s/ ANDREW S. WHITE
    ---------------------------------
    Name: Andrew S. White
    Title: Vice President


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

NATIONAL GUARDIAN LIFE INSURANCE COMPANY

By: /s/ R. A. MUCCI
    -----------------------------------
    Name: R.A. Mucci
    Title: Vice President and Treasurer


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                   * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

FOOTHILL PARTNERS IV, L.P.

By: /s/ R. MICHAEL BOHANNON
    ---------------------------------
    Name: R. Michael Bohannon
    Title: Managing Member


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

EVEREST CAPITAL SENIOR DEBT FUND, LP

By: /s/ MALCOLM STOTT
    ---------------------------------
    Name:  Malcolm Stott
    Title: Chief Operating Officer

By: /s/ SIMON ONABOWALE
    ---------------------------------
    Name: Simon Onabowale
    Title: Principal


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

ABRAMS CAPITAL, LLC

By: /s/ DAVID ABRAMS
    ---------------------------------
    Name: David Abrams
    Title: Managing Member


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

RAVICH REVOCABLE TRUST OF 1989

By: /s/ JESS M. RAVICH
    ---------------------------------
    Name: Jess M. Ravich
    Title: Trustee


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

JEFFREY D. BENJAMIN

By: /s/ JEFFREY D. BENJAMIN
    ---------------------------------
    Name: Jeffrey D. Benjamin


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

CANYON VALUE REALIZATION FUND, L.P.
BY CANPARTNERS INVESTMENTS III, L.P.,
AS GENERAL PARTNER, BY CANYON CAPITAL
ADVISORS, LLC, AS GENERAL PARTNER

By: /s/ R. C. B. EVENSEN
    ---------------------------------
    Name: R.C.B. Evensen
    Title: Managing Partner


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

CANYON VALUE REALIZATION FUND (CAYMAN), LTD.

By: /s/ R. C. B. EVENSEN
    ---------------------------------
    Name: R.C.B. Evensen
    Title: Director


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

CANYON VALUE REALIZATION MAC-18, LTD.
BY CANYON CAPITAL ADVISORS, LLC, AS
INVESTMENT ADVISOR

By: /s/ R. C. B. EVENSEN
    ---------------------------------
    Name: R.C.B. Evensen
    Title: Managing Partner


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                    * * * * *

If you are in agreement with the foregoing, please sign this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           TRUSERV CORPORATION

                                           By: /s/ DAVID SHADDUCK
                                               ---------------------------------
                                               Name: David Shadduck
                                               Title: Senior Vice President

The foregoing Amendment is
hereby accepted as of the
date first above written.

RICHARD M. COPPERSMITH

By: /s/ RICHARD M. COPPERSMITH
    ---------------------------------
    Name: Richard M. Coppersmith


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                              SCHEDULE 6A(3)(I)(V)

                               SCHEDULED RDC SALES

 PROPERTY                      TYPE                        ADDRESS
 --------                      ----                        -------
Allentown               Distribution Center           7058 Snowdrift Rd
                                                      Fogelsville, PA 18087

Atlanta                 Distribution Center           7600 Jonesboro Rd
                                                      Jonesboro, GA 30236

Corsicana               Distribution Center           2601 East State Highway 31
                                                      Corsicana, TX 75153

Kansas City             Distribution Center           14900 US Highway 71
                                                      Kansas City, MO 64147

Kingman                 Distribution Center           4005 Mohave Airport Dr
                                                      Kingman, AZ 86401

Springfield             Distribution Center           2150 Olympic Ave
                                                      Springfield, OR 97477

Woodland                Distribution Center           215 N. Pioneer Ave
                                                      Woodland, CA 95776


         [Signature Page to Amendment to Senior Note Purchase Agreement]

                                   EXHIBIT G-1

                                TO ORIGINAL NPAs

                      AMENDMENT TO INTERCREDITOR AGREEMENT

Please see attached.

                                   EXHIBIT I-1

                                TO ORIGINAL NPAs

                         AMENDMENT TO SECURITY AGREEMENT

Please see attached.

                                   SCHEDULE 2A

                               TO SECOND AMENDMENT

                       SUBSIDIARY STOCK WITH A PREFERENCE

None.

                                   SCHEDULE 2C

                               TO SECOND AMENDMENT

                               LEGAL RESTRICTIONS

The Financing Agreements (as defined in the Intercreditor Agreement).

                                   SCHEDULE 2E

                               TO SECOND AMENDMENT

                                 ACTIONS PENDING

None.

                                   SCHEDULE 2I

                               TO SECOND AMENDMENT

                             RESTRICTIVE AGREEMENTS

1. Shelf Agreement (as defined in the Intercreditor Agreement).

2. Credit Agreement (as defined in the Intercreditor Agreement).

3. "Operative Documents" referred to in the Synthetic Lease Guaranty (as defined in the Intercreditor Agreement).

                                   SCHEDULE 2P

                               TO SECOND AMENDMENT

                                LICENSES, PERMITS

None.

                                    EXHIBIT A

                               TO SECOND AMENDMENT

                        AMENDMENT TO BA CREDIT AGREEMENTS

Please see attached.

                                    EXHIBIT B

                               TO SECOND AMENDMENT

                        AMENDMENT TO PRUDENTIAL AGREEMENT

Please see attached.

                                    EXHIBIT C

                               TO SECOND AMENDMENT

                          AMENDMENT TO SYNTHETIC LEASE

Please see attached.